SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 2, 2001


                     Tangible Asset Galleries, Inc.
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       (Exact name of registrant as specified in its charter)


                               Nevada
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           (State or other jurisdiction of incorporation)


         0-21271                                      88-0396772
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(Commission File Number)                   (IRS Employer Identification No.)




                   3444 Via Lido, Newport Beach, CA 92663
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               (Address of principal executive  offices) (Zip Code)

Registrant's telephone number, including area code: (949) 376-2660


                                 N/A
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          (Former name or former address, if changed since last report)

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 2, 2001, the Company engaged Haskell & White LLP as its new independent accountants. The Company did not consult with Haskell & White LLP on any matters prior to their retention.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 4, 2001                    TANGIBLE ASSET GALLERIES, INC.


                                        By:/s/  Michael R. Haynes
                                        -------------------------
                                        Michael R. Haynes
                                        President and Chief Financial Officer